THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                              SEPARATE ACCOUNT USL B
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                           SUPPLEMENT DATED MAY 24, 2011
                                  TO PROSPECTUSES


     The United States Life Insurance Company in the City of New York (the "Company") is amending its variable universal life insurance Policy prospectuses (the "prospectuses") for the sole purpose of updating financial information in the prospectuses.

     The following paragraphs are added under the subheading "American International Group, Inc. Financial Information" in the Financial Statements section of the prospectuses:

     On March 30, 2011, American International Group, Inc. and the Company entered into an Unconditional Capital Maintenance Agreement.

     The consolidated financial statements, the financial statement schedules and management's assessment of the effectiveness of internal control over financial reporting incorporated into this Statement of Additional Information by reference to American International Group's Annual Report on Form 10-K for the year ended December 31, 2010, have been so incorporated in reliance upon the report (which contains explanatory paragraphs, referencing
(i) the completion of a series of transactions to recapitalize AIG with the Department of the Treasury, the Federal Reserve Bank of New York and the AIG Credit Facility Trust on January 14, 2011 and (ii) the exclusion of Fuji Fire & Marine Insurance Company from the audit of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

     American International Group, Inc. does not underwrite any insurance policy referenced herein.